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                                                                    EXHIBIT 1.01

                                     FORM OF
                             UNDERWRITING AGREEMENT

                                                                 August __, 1996

Dillon, Read & Co. Inc.
McDonald & Company Securities, Inc.
  as Managing Underwriters
c/o Dillon, Read & Co. Inc.
  535 Madison Avenue
  New York, NY 10022

Ladies and Gentlemen:

              Gradall Industries Inc., a Delaware corporation (the "Company"), proposes to issue and sell, and certain of the persons named in Schedule B propose to sell to the underwriters named in Schedule A (the "Underwriters") an aggregate of 3,500,000 shares (the "Firm Shares") of Common Stock, par value $.001 per share (the "Common Stock"), of the Company, of which 2,500,000 shares are to be issued and sold by the Company and an aggregate of 1,000,000 shares are to be sold by such persons in the respective amounts set forth opposite their names in Schedule B. In addition, solely for the purpose of covering overallotments, certain of the persons named in Schedule B propose to issue and sell, at the Underwriters' option, up to 525,000 additional shares of the Common Stock (the "Additional Shares") in the respective amounts set forth opposite their names in Schedule B. The Additional Shares and the Firm Shares are collectively referred to as the "Shares". The Shares are described in the Prospectus which is referred to below. The persons named in Schedule B are collectively referred to as the "Selling Stockholders". The Selling Stockholders proposing to sell Firm Shares are collectively referred to as the "Firm Share Selling Stockholders", and the Selling Stockholders proposing to sell additional Shares are collectively referred to as the "Additional Share Selling Stockholders".

              The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the published rules and regulations thereunder (collectively, the "Act"), with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1, including a prospectus, relating to the Shares. The Company has furnished to you, for use by the Underwriters and by dealers, copies of one or more preliminary prospectuses (collectively, the "Preliminary Prospectus") relating to the Shares. Except where the context otherwise requires, the registration statement in the form in which it becomes effective, including all documents filed as a part thereof, and including any registration statement filed pursuant to Rule 462(b) under the
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Act increasing the size of the offering registered under the Act and any information contained in a prospectus subsequently filed with the Commission pursuant to Rule 424(b) under the Act and deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Act, is herein called the "Registration Statement", and the prospectus in the form most recently filed by the Company with the Commission pursuant to Rule 424(b) under the Act or, if no such filing is required, in the form of final prospectus included in the Registration Statement at the time it became effective, is herein called the "Prospectus".

              The Company, the Selling Stockholders and the Underwriters agree as follows:

              1. Sale and Purchase. On the basis of the representations and warranties and the other terms and conditions herein set forth, the Company and each Firm Share Selling Stockholder, severally and not jointly, agrees to sell to the respective Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Company and each such Firm Share Selling Stockholder the respective number of Firm Shares (subject to such reasonable adjustment as you may determine to avoid fractional shares) which bears the same proportion to the number of Firm Shares to be sold by the Company or by that Firm Share Selling Stockholder, as the case may be, as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule A bears to the total number of Firm Shares to be sold by the Company and the Firm Share Selling Stockholders, in each case at a purchase price of $[ ] per Share. You may release the Firm Shares for public sale promptly after this Agreement becomes effective. You may from time to time increase or decrease the public offering price after the initial public offering to such extent as you may determine.

              In addition, on the basis of the representations and warranties and the other terms and conditions herein set forth, the Additional Share Selling Stockholders hereby grant to the several Underwriters an option to purchase, and the Underwriters shall have the right to purchase, severally and not jointly, from the Additional Share Selling Stockholders all or a portion of the Additional Shares as may be necessary to cover overallotments made in connection with the offering of the Firm Shares, at the same purchase price per share to be paid by the several Underwriters to the Company and the Firm Share Selling Stockholders for the Firm Shares. This option may be exercised in whole or in part from time to time on or before the thirtieth day following the date hereof, by written notice to the Company. Any such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised, and the date and time when the Additional Shares are to be delivered (any such date and time being

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herein referred to as an "additional time of purchase"); provided, however, that no additional time of purchase shall occur earlier than the time of purchase (as defined below) nor earlier than the second business day* after the date on which the option shall have been exercised nor later than the eighth business day after the date on which the option shall have been exercised. The number of Additional Shares to be sold by each Additional Share Selling Stockholder at an additional time of purchase shall be the number which bears the same proportion to the aggregate number of Additional Shares being purchased at such additional time of purchase as the number of Additional Shares set forth opposite the name of such Additional Share Selling Stockholder on Schedule B bears to the total number of Additional Shares (subject, in each case, to such reasonable adjustment as you may determine to eliminate fractional shares). The number of Additional Shares to be sold to each Underwriter at an additional time of purchase shall be the number which bears the same proportion to the aggregate number of Additional Shares being purchased at such additional time of purchase as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule A bears to the total number of Firm Shares (subject, in each case, to such adjustment as you may determine to eliminate fractional shares).

              2. Payment and Delivery. Payment of the purchase price for the Firm Shares shall be made to the Company and to each Firm Share Selling Stockholder by wire-transfer in immediately available funds to accounts designated by the Company and such Firm Share Selling Stockholder in Schedule B, against delivery of the certificates for the Firm Shares to you for the respective accounts of the Underwriters at the office of Dillon, Read & Co. Inc. in New York City. Such payment and delivery shall be made at 9:30 A.M., New York City time, on August __, 1996 (unless another time shall be agreed to by you, the Company and the Selling Stockholders or unless postponed in accordance with the provisions of Section 10). The time at which such payment and delivery are actually made is called the "time of purchase". Certificates for the Firm Shares shall be delivered to you in definitive form in such names and in such denominations as you shall specify to the Company and the Selling Stockholders on the second business day preceding the time of purchase. For the purpose of expediting the checking of the certificates for the Firm Shares by you, the Company and the Firm Share Selling Stockholders agree to make such certificates available to you for such purpose at least one full business day preceding the time of purchase.

- --------
              * As used herein, "business day" shall mean a day on which the New York Stock Exchange is open for trading.

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              Payment of the purchase price for the Additional Shares shall be made at the additional time of purchase in the same manner and at the same office as the payment for the Firm Shares. Certificates for the Additional Shares shall be delivered to you in definitive form in such names and in such denominations as you shall specify on the second business day preceding the additional time of purchase. For the purpose of expediting the checking of the certificates for the Additional Shares by you, the Company and the Additional Share Selling Stockholders agree to make such certificates available to you for such purpose at least one full business day preceding the additional time of purchase.

              3. Representations and Warranties of the Company and MLGA Fund II, L.P. The Company and MLGA Fund II, L.P. ("Fund II") jointly and severally, represent and warrant to each of the Underwriters and the other Selling Stockholders that:

              (a) Each Preliminary Prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the Act; when the Registration Statement becomes or became effective and at all times subsequent thereto up to the time of purchase and the additional time of purchase, the Registration Statement and the Prospectus, and any supplements or amendments thereto, complied and will comply in all material respects with the provisions of the Act; and the Registration Statement at all such times did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus at all such times did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company and Fund II make no representation or warranty with respect to any statement contained in the Registration Statement or the Prospectus in reliance upon and in conformity with information concerning the Underwriters and furnished in writing by or on behalf of any Underwriter through you to the Company expressly for use in the Registration Statement or the Prospectus and set forth in the section of the Registration Statement and the Prospectus entitled "Underwriting".

              (b) As of the date of this Agreement, the Company has an authorized capitalization as set forth under the column entitled "[June] 30, 1996 Actual" in the section

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         of the Registration Statement and the Prospectus entitled
         "Capitalization" and, after application of the net proceeds of the sale of the Shares by the Company contemplated hereby, the capitalization of the Company will be as set forth under the column entitled "[June] 30, 1996 As Adjusted" in the section of the Registration Statement and the Prospectus entitled "Capitalization"; all of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable and at and after the time of purchase will be free of statutory and contractual preemptive rights.

              (c) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware with full power and authority to (i) own its properties and conduct its business as described in the Registration Statement and the Prospectus and (ii) execute and deliver this Agreement and to issue, sell and deliver the Shares to be issued and sold by the Company as herein contemplated.

              (d) All of the issued and outstanding shares of capital stock of each of the subsidiaries of the Company (the "Subsidiaries") are owned directly by the Company; all of such shares have been duly authorized and validly issued and are fully paid and nonassessable and, except as described in the Prospectus, are owned free and clear of any pledge, lien, encumbrance, security interest or other claim; there are no outstanding rights, subscriptions, warrants, calls, preemptive rights, options or other agreements of any kind with respect to the capital stock of any of the Subsidiaries.

              (e) Each of the Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation, with full corporate power and authority to own its respective properties and to conduct its respective businesses.

              (f) Each of the Company and each of the Subsidiaries is duly qualified or licensed by and is in good standing in each jurisdiction in which it owns or leases property or conducts its business and in each other jurisdiction in which the failure, individually or in the aggregate, to be so qualified or licensed could have a material adverse effect on the properties, assets, operations, business, business prospects or condition (financial or other) of the Company and the Subsidiaries taken as a whole; each of the Company and each of the Subsidiaries is in compliance in all material respects

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         with the laws, orders, rules, regulations and directives issued or administered by each such jurisdiction.

              (g) Neither the Company nor any of the Subsidiaries is in breach of, or in default under (nor has any event occurred which with notice, lapse of time or both would constitute a breach of, or default under),
         (i) its charter or bylaws or (ii) in the performance or observance of any obligation, agreement, covenant or condition contained in any license, indenture, lease, mortgage, deed of trust, bank loan or credit agreement, supply or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them may be bound or affected that would have a material adverse effect on the properties, assets, operations, business, business prospects or condition (financial or other) of the Company and the Subsidiaries taken as a whole. The execution, delivery and performance of this Agreement, the issuance of the Shares and the consummation of the transactions contemplated hereby will not conflict with, or result in any breach of or constitute a default under (nor constitute any event which with notice, lapse of time or both would constitute a breach of, or default under), the charter or bylaws of the Company or any of the Subsidiaries or under any provision of any license, indenture, lease, mortgage, deed of trust, bank loan or credit agreement, material supply agreement or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or their properties may be bound or affected, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any of the Subsidiaries.

              (h) The Firm Shares to be issued and sold by the Company hereunder have been duly authorized and, when issued and delivered to and paid for by the Underwriters as contemplated hereby, will be duly and validly issued and fully paid and nonassessable, free and clear of any pledge, lien, encumbrance, security interest, preemptive right or other claim.

              (i) This Agreement has been duly authorized, executed and delivered by the Company.

              (j) The capital stock of the Company, including the Shares, conforms in all material respects to the description thereof contained in the Registration Statement and the Prospectus; and the certificates for the Shares are in due and proper form and the holders of the Shares after making payment therefor will not be

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         subject to personal liability by reason of being such holders.

              (k) No approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency is required in connection with the issuance and sale of the Shares as contemplated hereby, other than registration of the Shares under the Act, clearance of the offering of the Shares with the National Association of Securities Dealers, Inc. (the "NASD") and any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters.

              (l) Each person who has the right, contractual or otherwise, to cause the Company to register pursuant to the Act any securities of the Company in consequence of the issue and sale of the Shares to the Underwriters hereunder either included such securities in the Registration Statement or duly waived such right and each person who has the right, contractual or otherwise, to cause the Company to issue to it any securities of the Company in consequence of the issue and sale of the Shares to the Underwriters hereunder has duly waived such right.

              (m) Coopers & Lybrand L.L.P., whose reports on the consolidated financial statements of the Company and the Subsidiaries are included in the Registration Statement and the Prospectus, are independent public accountants with respect to the Company as required by the Act and the applicable published rules and regulations thereunder.

              (n) All legal or governmental proceedings, contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement have been so described or filed as required.

              (o) Except as described in the Prospectus, there is no action, suit or proceeding pending or to the best of the Company's knowledge, threatened against the Company or any of the Subsidiaries or any of their properties, at law or in equity, or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency that could result in a judgment, decree or order having a material adverse effect on the properties, assets, operations, business, business prospects or condition (financial or other) of the Company and the Subsidiaries taken as a whole.

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              (p) The audited and unaudited financial statements included in the
         Registration Statement and the Prospectus present fairly the consolidated financial condition of the Company and the Subsidiaries as of the dates indicated and the consolidated results of operations and cash flows of the Company and the Subsidiaries for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved, except as set forth in the notes to such financial statements and except to the extent that certain footnote disclosures regarding the unaudited financial statements have been omitted in accordance with the applicable rules of the Commission.

              (q) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as may be otherwise stated in the Registration Statement or the Prospectus, there has not been: (A) any material adverse change in the properties, assets, operations, business, business prospects or condition (financial or other), present or prospective, of the Company and the Subsidiaries taken as a whole; (B) any transaction contemplated or entered into by the Company or any of the Subsidiaries that would require an amendment to the Registration Statement or a supplement to the Prospectus or have a material adverse effect on the properties, assets, operations, business, business prospects or condition (financial or other) of the Company and the Subsidiaries taken as a whole; or (C) any obligation, contingent or otherwise, directly or indirectly incurred by the Company or any of the Subsidiaries that is material to the Company and the Subsidiaries taken as a whole, other than contracts, purchase orders or commitments for capital equipment and inventory and borrowings under the existing credit facility in the ordinary course of business and consistent with past practice.

              (r) The Company has obtained the agreement of the stockholders listed on Schedule C not to sell, contract to sell, grant any option to sell, transfer or otherwise dispose of, directly or indirectly, any shares of Common Stock, or securities convertible into or exchangeable for Common Stock or warrants or other rights to purchase Common Stock, for a period of 180 days from the date of the Prospectus without the prior written consent of Dillon, Read & Co. Inc.

              (s) Neither the Company nor any of the Subsidiaries has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances

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         or wastes, pollutants or contaminants ("Environmental Laws"), nor any federal or state law relating to discrimination in the hiring, promotion or pay of employees nor any applicable federal or state wages and hours laws, nor any provisions of the Employee Retirement Income Security Act or the rules and regulations promulgated thereunder, which in each case would result in any material adverse effect on the properties, assets, operations, business, business prospects or condition (financial or other) of the Company and the Subsidiaries taken as a whole.

              (t) The Company and each of the Subsidiaries has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits"), including without limitation under any applicable Environmental Laws, as are necessary to own, lease and operate its respective properties and to conduct its business, except for those the absence of which would not have a material adverse effect on the properties, assets, operations, business, business prospects or condition (financial or other) of the Company and the Subsidiaries taken as a whole; the Company and each of the Subsidiaries has fulfilled and performed all of its material obligations with respect to such permits and is in material compliance with the terms of such permits, and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such permit; and, except as described in the Prospectus, such permits contain no restrictions that are materially burdensome to the Company or any of the Subsidiaries.

              (u) To the best of the Company's knowledge, there are no costs and liabilities associated with or arising in connection with Environmental Laws (including without limitation any capital or operating expenditure required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties), singly or in the aggregate, which would have a material adverse effect on the properties, assets, operations, business, business prospects or condition (financial or other) of the Company and the Subsidiaries taken as a whole.

              (v) Neither the Company, any of the Subsidiaries, nor, to the best of the Company's knowledge, any employee of the Company or any of the Subsidiaries, has made any payment of funds of the Company or any of the Subsidiaries prohibited by law, and no funds of the

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         Company or any of the Subsidiaries have been set aside to be used for any payment prohibited by law.

              (w) The Company and the Subsidiaries have filed all federal or state income or franchise tax returns required to be filed and have paid all taxes shown thereon as due, and there is no tax deficiency which has been or, to the best of the Company's knowledge, might be asserted against the Company or any of the Subsidiaries that would have a material adverse effect on the consolidated financial position or results of operations of the Company and the Subsidiaries; all material tax liabilities are adequately provided for on the books of the Company and the Subsidiaries.

              (x) The Company has not incurred any liability for any finder's fees or similar payments in connection with the transactions herein contemplated.

              (y) The Company and the Subsidiaries have good title to all properties and assets owned by them, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and defects (except such as are described or referred to in the Prospectus and the financial statements and the notes thereto contained therein or such as do not interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries).

              (z) Neither the Company nor any of the Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or is subject to regulation under such Act.

              4. Representations and Warranties of the Selling Stockholders. Each Selling Stockholder, severally and not jointly, represents and warrants to each Underwriter that:

              (a) Such Selling Stockholder is, and at the time of delivery of the Shares to be sold by such Selling Stockholder will be, the lawful owner of the number of Shares or securities convertible into or warrants exercisable for the number of Shares to be sold by such Selling Stockholder pursuant to this Agreement and, at the time of delivery thereof, will have valid and marketable title to such Shares, and upon delivery of and payment for such Shares the Underwriters will acquire valid and marketable title to such Shares free and clear of any claim, lien, encumbrance, security interest, community property right, restriction on transfer or other defect in title, assuming each of the Underwriters has purchased the Shares purchased by it in good faith and without notice of any adverse claim.

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              (b) Such Selling Stockholder has and at the time of delivery of such Shares will have full legal right, power and capacity, and any approval required to be obtained by such Selling Stockholder by law (other than approvals required by the Act, applicable blue sky laws or from the NASD) to sell, assign, transfer and deliver such Shares in the manner provided in this Agreement.

              (c) This Agreement has been duly authorized, executed and delivered by such Selling Stockholder. The Custody Agreement and the Power of Attorney among the Company, William C. Ughetta, Jr., as custodian and the Selling Stockholders (the "Custody Agreement and Power of Attorney") has been duly executed and delivered by such Selling Stockholder and constitutes the legal, valid and binding agreement of such Selling Stockholder, enforceable against such Selling Stockholder in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity.

              (d) Such Selling Stockholder has duly and irrevocably authorized the Attorney-in-Fact (as defined in the Custody Agreement and Power of Attorney), on behalf of such Selling Stockholder, to execute and deliver this Agreement and any other document necessary or desirable in connection with the transactions contemplated hereby and to deliver the Shares to be sold by such Selling Stockholder and receive payment therefor pursuant hereto.

              (e) All information furnished in writing by or on behalf of such Selling Stockholder to you or the Company specifically for use in the Registration Statement and the Prospectus, and any supplement or amendment thereto, is and will be when the Registration Statement became effective and at all times subsequent thereto up to the time of purchase and the additional time of purchase, true and correct and complete and at all such times did not and will not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

              (f) The consummation of the transactions contemplated hereby and by the Custody Agreement and Power of Attorney to be consummated by such Selling Stockholder and the fulfillment of the terms hereof and thereof by such Selling Stockholder will not constitute a breach or violation of or default under any trust,

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         indenture, agreement or other instrument to which such Selling
         Stockholder is a party or by which such Selling Stockholder is bound.

              5. Certain Covenants of the Company. The Company hereby agrees:

              (a) to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states as you may designate and to maintain such qualifications in effect as long as required for the distribution of the Shares, provided that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such state (except service of process with respect to the offering and sale of the Shares); promptly to advise you of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and to use its best efforts to obtain the withdrawal of any order of suspension at the earliest practicable moment;

              (b) to make available to you in New York City, as soon as practicable after the Registration Statement becomes effective, and thereafter from time to time to furnish to the Underwriters, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendment or supplement thereto after the effective date of the Registration Statement) as the Underwriters may request for the purposes contemplated by the Act;

              (c) to advise you promptly and if requested by you to confirm such advice in writing, (i) when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective and (ii) when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Act, if required under the Act (which the Company agrees to file in a timely manner under such Rule);

              (d) to advise you promptly, confirming such advice in writing, of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for or the entry of a stop order suspending the effectiveness of the Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement, to use its best efforts to obtain the lifting or removal of such

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         order as soon as possible; to advise you promptly of any proposal to amend or supplement the Registration Statement or the Prospectus and to file no such amendment or supplement to which you shall object in writing;

              (e) to furnish to you and, upon request to each of the other Underwriters, for a period of five years from the date of this Agreement (i) copies of all reports or other communications that the Company shall send to its stockholders or from time to time shall publish or publicly disseminate and (ii) copies of all annual, quarterly and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar form as may be designated by the Commission, and any other document filed by the Company pursuant to
         Section 12, 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act");

              (f) to advise the Underwriters promptly of the happening of any event known to the Company within the time during which a prospectus relating to the Shares is required to be delivered under the Act that, in the reasonable judgment of the Company, would require the making of any change in the Prospectus then being used, so that the Prospectus, as then supplemented, would not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading and, during such time, promptly to prepare and furnish, at the Company's expense, to the Underwriters such amendments or supplements to such Prospectus as may be necessary to reflect any such change in such quantities as requested by the Underwriters, and to furnish to you a copy of such proposed amendment or supplement before filing any such amendment or supplement with the Commission;

              (g) to make generally available to its security holders, and to deliver to you, an earnings statement of the Company (which need not be audited and which will satisfy the provisions of Section 11(a) of the Act including, at the option of the Company, Rule 158) covering a period of 12 months beginning after the effective date of the Registration Statement but ending not later than 15 months after the date of the Registration Statement, as soon as is reasonably practicable after the termination of such 12-month period;

              (h) to furnish to you three signed copies of the Registration Statement, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto) and sufficient conformed copies of the foregoing (other than exhibits) for distribution of a copy to each of the other Underwriters;

              (i) to furnish to you as early as practicable prior to the time of purchase and the additional time of purchase, as the case may be, but not later than two business days prior thereto, a copy of the latest available unaudited interim consolidated financial statements, if any, of the Company and the Subsidiaries that have been read by the Company's independent certified public accountants as stated in their letter to be furnished pursuant to Section 8(b);

              (j) to apply the net proceeds from the sale of the Shares sold by the Company in the manner set forth under the caption "Use of Proceeds" in the Registration Statement and the Prospectus;

              (k) to use its best efforts to cause the Shares to be included in the Nasdaq National Market;

              (l) whether or not the transactions contemplated in this Agreement are consummated or this Agreement otherwise becomes effective or is terminated, to pay all expenses, fees and taxes (other than (x) any transfer taxes and (y) fees and disbursements of your counsel except as set forth under Section 7 and clauses (iii) and (iv) below) in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus and any amendment or supplement thereto, and the printing and furnishing of copies of each thereof to you and to dealers (including costs of mailing and shipment), (ii) the issuance, sale and delivery of the Shares, (iii) the word processing or printing of this Agreement and any dealer agreements, and the reproduction or printing and furnishing of copies of each thereof to you and to dealers (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state laws as aforesaid (including legal fees and filing fees and other disbursements of your counsel) and the printing and furnishing of copies of any blue sky surveys to you and to dealers, (v) any listing of the Shares on any securities exchange or qualification of the Shares for inclusion in the Nasdaq National Market and any registration thereof under the Exchange Act, (vi) any filing for review of the public offering of the Shares by the NASD and (viii) the performance of the Company's and the Selling Stockholders' other obligations hereunder;

              (m) not to sell, contract to sell, grant any option to sell, transfer or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable for Common Stock or warrants or other rights to purchase Common Stock or permit the registration under the Act of any shares of Common Stock, except for the registration of the Shares and the sales to you pursuant to this Agreement for a period commencing on the date hereof and continuing for 180 days after the date of the Prospectus, without the prior written consent of Dillon, Read & Co. Inc., other than the issuance of Common Stock upon the exercise of stock options outstanding on the date hereof and the grant of stock options under existing stock option plans; and

              (n) to refrain from investing the proceeds from the sale of the Shares in a manner to cause the Company or any of the Subsidiaries to become an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

              6. Certain Covenants of the Selling Stockholders. Each Selling Stockholder agrees, severally and not jointly, with each Underwriter that such Selling Stockholder will not sell, contract to sell, grant any option to sell, transfer or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable for Common Stock or warrants or other rights to purchase Common Stock, except for the sales to you pursuant to this Agreement, for a period commencing on the date hereof and continuing for 180 days after the date of the Prospectus, without the prior written consent of Dillon, Read & Co. Inc.

              7. Reimbursement of Underwriters' Expenses. If the Firm Shares or the Additional Shares are not delivered for any reason, other than the failure of one or more of the Underwriters to purchase the Firm Shares or the Additional Shares as provided herein (unless such failure is permitted under the provisions of Section 8 or Section 9(b) of this Agreement), the Company will reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of their counsel.

              8. Conditions of Underwriters' and Selling Stockholders' Obligations. The several obligations of the Underwriters and of the Selling Stockholders hereunder are subject to the accuracy of the representations and warranties on the part of the Company and other Selling Stockholders on the date hereof and at the time of purchase (and the several obligations of the Underwriters at any additional time of purchase are subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders on the date hereof and at the time of purchase and at such additional time of purchase, as the case may be), the performance by each of the Company and the Selling

Stockholders of its and their obligations hereunder and to the following conditions:

              (a) The Company shall furnish to you at the time of purchase and at such additional time of purchase, as the case may be, an opinion of Black, McCuskey, Souers & Arbaugh, counsel for the Company, addressed to the Underwriters and the Selling Stockholders, and dated the time of purchase or such additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form satisfactory to Davis Polk & Wardwell, counsel for the Underwriters, stating that:

                   (i) the Company has been duly incorporated and is validly
              existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority (A) to own its properties and conduct its business as described in the Registration Statement and the Prospectus and (B) to execute and deliver this Agreement and to issue, sell and deliver the Shares as herein contemplated;

                   (ii) each of the Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state in which such Subsidiary is incorporated, with full corporate power and authority to own its properties and to conduct its business as described in the Registration Statement and the Prospectus;

                   (iii) each of the Company and each of the Subsidiaries is
              duly qualified or licensed to do business by and is in good standing as a foreign corporation in each jurisdiction in which it conducts business or owns property so as to require such qualification or license and in which the failure, individually or in the aggregate, to be so licensed or qualified could have a material adverse effect on the properties, assets, operations, business, business prospects or condition (financial or other) of the Company and the Subsidiaries taken as a whole;

                   (iv) all of the issued and outstanding shares of capital
              stock of each Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable and, except as set forth in the Prospectus, are owned, directly or indirectly, by the Company free and clear of any pledge, lien, encumbrance, security interest, preemptive right or other claim, and there are no rights, warrants, options or other agreements to acquire or instruments convertible into or exchangeable for any shares of capital stock or other equity interest of any Subsidiary, except as set forth in the Prospectus;

                   (v) this Agreement has been duly authorized, executed and
              delivered by the Company;

                   (vi) (A) the Shares to be issued and sold by the Company
              hereunder, when delivered to and paid for by the Underwriters, will be duly authorized, validly issued, fully paid and nonassessable, and will be free of any pledge, lien, encumbrance, claim or preemptive right; and (B) the certificates for the Shares are in due and proper form and the holders of the Shares will not be subject to personal liability by reason of being such holders;

                   (vii) (A) the authorized capital stock of the Company is as set forth under the heading "Description of Capital Stock" in the Registration Statement and the Prospectus and (B) the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid, nonassessable and free of statutory and contractual preemptive rights;

                   (viii) the capital stock of the Company, including the
              Shares, conforms in all material respects to the description thereof contained in the Registration Statement and the Prospectus;

                   (ix) the Registration Statement and the Prospectus (except as to the financial statements and schedules contained therein as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act;

                   (x) the Registration Statement has become effective under the
              Act and, to the best of such counsel's knowledge, no stop order proceedings with respect thereto are pending or threatened under the Act;

                   (xi) no approval, authorization, consent or order of or
              filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency is required in connection with the issuance or sale of the Shares as contemplated hereby other than (A) registration of the Shares under the Act, (B) such consents, approvals, authorizations, registrations or qualifications as may be required under the state securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters and (C) such approval of the underwriting arrangements as may be required under the bylaws of the NASD;

                   (xii) the execution, delivery and performance of this
              Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time or both would constitute a breach of or default under), the charter or bylaws of the Company or any of the Subsidiaries, or, to the best of such counsel's knowledge, under any provision of any license, indenture, lease, mortgage, deed of trust, bank loan or credit agreement or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries or their properties are bound or affected, or, to the best of such counsel's knowledge, under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any of the Subsidiaries;

                   (xiii) to the best of such counsel's knowledge, neither the
              Company nor any of the Subsidiaries is in breach of or in default under (nor has any event occurred which with notice, lapse of time or both would constitute a breach of or default under) any license, indenture, lease, mortgage, deed of trust, bank loan or credit agreement or any other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries or their properties are bound or affected or under any law, regulation or rule or any decree, judgment or order applicable to the Company or any of the Subsidiaries, except for such matters as could not, individually or in the aggregate, have a material adverse effect on the properties, assets, operations, business, business prospects or condition (financial or other) of the Company and the Subsidiaries taken as a whole;

                   (xiv) the Company and each of the Subsidiaries has such
              permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits"), including without limitation under any applicable Environmental Laws, as are necessary to own, lease and operate its respective properties and to conduct its business in the manner described in the Prospectus; to the best of such counsel's knowledge, after due inquiry, the Company and each of the Subsidiaries has fulfilled and performed all of its material obligations with respect to such permits and is in material compliance with the terms of such permits, and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such permit, subject in each case to such qualification as may be set forth in the Prospectus; and, except as described in the Prospectus, such permits contain no restrictions that are materially burdensome to the Company or any of the Subsidiaries;

                   (xv) to the best of such counsel's knowledge, all contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement have been so described or filed;

                   (xvi) except as described in the Registration Statement and the Prospectus, there are no actions, suits or proceedings of which such counsel has knowledge pending or threatened against the Company or any of the Subsidiaries, or any of their respective properties, at law or in equity, or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency that individually or in the aggregate could result in a judgment, decree or order having a material adverse effect on the properties, assets, operations, business, business prospects or condition (financial or other) of the Company and the Subsidiaries taken as a whole;

                   (xvii) to the best of such counsel's knowledge, each person who has the right, contractual or otherwise, to cause the Company to register pursuant to the Act any securities of the Company in consequence of the issue and sale of the Shares to the Underwriters hereunder either included such securities in the Registration Statement or duly waived such right and each person who has the right, contractual or otherwise, to cause the Company to issue to it any securities of the Company in consequence of the issue and sale of the Shares to the Underwriters hereunder has duly waived such right;

                   (xviii) the statements in the Registration Statement and the
              Prospectus under the captions "Business -- Legal Proceedings", "Management", "Description of Capital Stock" and "Shares Eligible For Future Sale", insofar as they are descriptions of laws, regulations and rules, of legal and governmental proceedings or of contracts, agreements, leases and other legal documents, or refer to statements of law or legal conclusions, have been reviewed by such counsel and are accurate in all material respects;

                   (xix) neither the Company nor any of the Subsidiaries is an
              "investment company" or a person "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

                   (xx) the sales of securities by the Company described in Item
              15 of the Registration Statement were exempt from the registration requirements of the Act;

                   (xxi) nothing has come to the attention of such counsel that causes them to believe that the Registration Statement or any amendment thereto at the time such Registration Statement or amendment became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any supplement thereto at the date of such Prospectus or such supplement, and at all times up to and including the time of purchase contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and schedules included in the Registration Statement or Prospectus).

              (b) Each Selling Stockholder shall furnish to you at the time of purchase and at such additional time of purchase, as the case may be, an opinion of legal counsel for such Selling Stockholder, addressed to the Underwriters and dated the time of purchase or such additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form reasonably satisfactory to Davis Polk & Wardwell, counsel for the Underwriters, stating that:

                   (i) this Agreement and the Custody Agreement and Power of
              Attorney have been duly executed and delivered by such Selling Stockholder; the Custody Agreement and Power of Attorney is legal, valid and binding agreement of such Selling Stockholder enforceable against such Selling Stockholder in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity;

                   (ii) such Selling Stockholder has full legal right and power, and has obtained any authorization or approval required by law (other than those imposed by the Act and the securities or blue sky laws of certain jurisdictions), to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder in the manner provided in this Agreement;

                   (iii) delivery of certificates for the Shares to be sold by such Selling Stockholder pursuant hereto will pass title thereto to the Underwriters severally, free and clear of any claim, lien, encumbrance, security interest, community property right, restriction on transfer or other defect in title assuming that the several Underwriters are good faith purchasers and without notice of any adverse claim;

                   (iv) to the best of such counsel's knowledge, the
              consummation of the transactions contemplated hereby and by the Custody Agreement and Power of Attorney and the fulfillment of the terms hereof and thereof will not constitute a breach or violation of or default under any trust, indenture, agreement or other instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound;

                   (v) the Attorney-in-Fact has been duly authorized by such
              Selling Stockholder to execute and deliver on behalf of such Selling Stockholder this Agreement and any other document necessary or desirable in connection with the transactions contemplated hereby and to deliver the Shares to be sold by such Selling Stockholder and receive payment therefor pursuant hereto; and

                   (vi) no approval, authorization, consent or order of or
              filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency is required in connection with the sale of the Shares to be sold by such Selling Stockholder as contemplated hereby other than registration of the Shares under the Act (except such counsel need express no opinion as to any necessary qualification under the state securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters).

              (c) You shall have received from Coopers & Lybrand L.L.P. letters dated, respectively, the date of this Agreement and the time of purchase and additional time of purchase, as the case may be, and addressed to the Underwriters (with reproduced copies for each of the Underwriters) [and the Selling Stockholders] in form and substance satisfactory to the Managing Underwriters.

              (d) You shall have received at the time of purchase and at the additional time of purchase, as the case may be, opinions from Davis Polk & Wardwell in form and substance satisfactory to you.

              (e) No amendment or supplement to the Registration Statement or the Prospectus shall be filed prior to the time the Registration Statement becomes effective to which you shall have objected in writing.

              (f) The Registration Statement shall become effective at or before 5:00 P.M., New York City time, on the date of this Agreement and, if Rule 430A under the Act is used, the Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act at or before 5:00 P.M., New York City time, on the second full business day after the date of this Agreement; provided, however, that the Company, the Selling Stockholders and you and any group of Underwriters, including you, who have agreed hereunder to purchase in the aggregate at least 50% of the Firm Shares from time to time may agree in writing or by telephone, confirmed in writing, on a later date.

              (g) Prior to the time of purchase or the additional time of purchase, as the case may be: (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act; (ii) the Registration Statement and all amendments thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and
         (iii) the Prospectus and all amendments or supplements thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

              (h) Between the time of execution of this Agreement and the time of purchase or the additional time of purchase, as the case may be, there has not been: (i) any material and adverse change, present or prospective, in the properties, assets, operations, business, business prospects or condition (financial or other) of the Company and the Subsidiaries taken as a whole, other than as described in the Registration Statement and the Prospectus; (ii) any transaction that is material to the Company and the Subsidiaries taken as a whole contemplated or entered into by the Company or any of the Subsidiaries, other than as described in the Registration Statement and the Prospectus; or (iii) any obligation, contingent or otherwise, directly or indirectly, incurred by the Company or any of the Subsidiaries that is material to the Company and the Subsidiaries taken as a whole, other than as described in the Registration Statement and the Prospectus, the effect of which in any such case described in clause (i), (ii) or (iii) in your judgment would make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Prospectus.

              (i) The Company, at the time of purchase or additional time of purchase, as the case may be, will deliver to you a certificate of two of its executive officers to the effect that the representations and warranties of the Company as set forth in this Agreement are true and correct as of each such date and the conditions set forth in Section 8(f) and Section 8(g) have been met.

              (j) You shall have received a signed letter, dated the date of this Agreement, from each of the stockholders listed in Schedule C to the effect that such persons shall not sell, contract to sell, grant any option to sell, transfer or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable for Common Stock or warrants or other rights to purchase Common Stock for a period of 180 days from the date of the Prospectus without the prior written consent of Dillon, Read & Co. Inc.

              (k) The Company shall have furnished to you such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement or the Prospectus as of the time of purchase and the additional time of purchase, as the case may be, as you reasonably may request.

              (l) The Company and the Selling Stockholders shall have performed such of their respective obligations under this Agreement as are to be performed by the terms hereof at or before the time of purchase and at or before the additional time of purchase, as the case may be.

              (m) The Shares shall have been approved for quotation through the Nasdaq National Market.

              (n) The Attorney-in-Fact, at the time of purchase or additional time of purchase, as the case may be, shall have delivered to you a certificate to the effect that the Attorney-in-Fact is not aware that any of the representations and warranties of the Selling Stockholders as set forth in this Agreement are not true and correct as of such date.

              9. Effective Date of Agreement; Termination.

              (a) This Agreement shall become effective (i) if Rule 430A under the Act is not used, when you shall have received notification of the effectiveness of the Registration Statement, or (ii) if Rule 430A under the Act is used, when the parties hereto have executed and delivered this Agreement.

              (b) The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of you or any group of Underwriters (which may include you) which has agreed to purchase in the aggregate at least 50% of the Firm Shares if, at any time prior to the time of purchase or, with respect to the purchase of any Additional Shares, the additional time of purchase, as the case may be, trading in securities on the Nasdaq National Market shall have been suspended or minimum prices shall have been established on the Nasdaq National Market or if a banking moratorium shall have been declared either by the United States or New York State authorities, or if the United States shall have declared war in accordance with its constitutional processes or there shall have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in your judgment or in the judgment of such group of Underwriters, makes it impracticable to market the Shares. If you or any group of Underwriters elect to terminate this Agreement as provided in this Section 9(b), the Company, each Selling Stockholder and each other Underwriter shall be notified promptly by letter or telegram.

              (c) If any Underwriter shall default in its obligation to take up and pay for the Firm Shares to be purchased by it hereunder and if the number of Firm Shares which all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the total number of Firm Shares, the non-defaulting Underwriters shall take up and pay for (in addition to the aggregate principal amount of Firm Shares they are obligated to purchase pursuant to Section 1) the number of Firm Shares agreed to be purchased by all such defaulting Underwriters as hereinafter provided. Such Shares shall be taken up and paid for by such non-defaulting Underwriter or Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Shares shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate number of Firm Shares set opposite the names of such non-defaulting Underwriters in Schedule A.

              (d) If any Underwriter shall default in its obligation to take up and pay for the Firm Shares to be purchased by it hereunder and if the number of Firm Shares which all Underwriters so defaulting shall have agreed but failed to take up and pay for exceeds 10% of the total number of Firm Shares, and arrangements satisfactory to you and the Company are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter.

              (e) Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Firm Shares hereunder unless all of the Firm Shares are purchased by the Underwriters (or by substituted underwriters selected by you with the approval of the Company or selected by the Company with your approval pursuant to Section 9(d)). If a new Underwriter or Underwriters are substituted for a defaulting Underwriter or Underwriters in accordance with Section 9(d), the Company or you shall have the right to postpone the time of purchase for a period not exceeding five business days in order that any necessary change in the Registration Statement and the Prospectus and other documents may be effected. The term Underwriter as used in this Agreement shall refer to and include any Underwriter substituted under this
         Section 9 with like effect as if such substituted Underwriter had originally been named in Schedule A.

              (f) If the purchase of the Firm Shares by the Underwriters, as contemplated by this Agreement, is not consummated for any reason permitted under this Agreement or if such purchase is not consummated because the Company shall be unable to comply with any of the terms of this Agreement, the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 5(l), 7 and 10), the Selling Stockholders shall not be under any obligation or liability under this Agreement (except to the extent provided in Section 10) and the Underwriters shall be under no obligation or liability to the Company under this Agreement (except to the extent provided in Section 10).

              10. Indemnity by the Company, the Selling Stockholders and the Underwriters.

              (a) The Company and Fund II, jointly and severally, agree to indemnify, defend and hold harmless each Underwriter and each Selling Stockholder (other than Fund II), each person that controls any Underwriter or any such Selling Stockholder within the meaning of
         Section 15 of the Act or Section 20 of the Exchange Act, and each Underwriter's agent, employees, officers and directors and the agents, employees, officers and directors of any such controlling person and each of such Selling Stockholder's agents, employees, officers and directors and the agents, employee,s officers and directors of any such controlling person (collectively, the "Underwriter/Selling Stockholder Indemnified Parties") from and against any and all losses, claims, damages, judgments, liabilities and expenses (including the reasonable fees and expenses of counsel and other expenses in connection with investigating, defending or settling any such action or claim) which, jointly or severally, any Underwriter/Selling Stockholder Indemnified Party may incur as they are incurred (and regardless of whether such Underwriter/Selling Stockholder Indemnified Party is a party to the litigation, if any) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement relating to the Shares or the Prospectus or any Preliminary Prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, judgments, liabilities or expenses arise out of, or are based upon, any such untrue statement or omission or alleged untrue statement or omission based upon and in conformity with information with respect to any Underwriter or any such Selling Stockholder (other than Fund II) furnished in writing by any Underwriter or any such Selling Stockholder (other than Fund II) through you to the Company expressly for use therein with reference to such Underwriter or such Selling Stockholder (other than Fund II); provided, however, that as to any Preliminary Prospectus, the foregoing indemnity shall not inure to the benefit of any Underwriter/Selling Stockholder Indemnified Party with respect to any loss, claim, damage, judgment, liability or expense arising from the sale of Shares to any person by such Underwriter/Selling Stockholder Indemnified Party if such Underwriter or Selling Stockholder (other than Fund II) failed to send or give a copy of the Prospectus to such person within the time required by the Act and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such Preliminary Prospectus was corrected in the Prospectus. This indemnity agreement will be in addition to any liability the Company or Fund II otherwise may have.

              (b) Each Selling Stockholder severally and not jointly agrees to indemnify, defend and hold harmless the Underwriter/Selling Stockholder Indemnified Parties to the same extent as the foregoing indemnity from the Company and Fund II to the Underwriter/Selling Stockholder Indemnified Parties, but only with respect to information concerning such Selling Stockholder furnished in writing by or on behalf of such Selling Stockholder expressly for use with respect to such Selling Stockholder in the Registration Statement, any Preliminary Prospectus or the Prospectus. No Selling Stockholder shall be liable under this
         Section 11 in an amount exceeding the net proceeds to such Selling Stockholder from the sale of Shares sold by such Selling Stockholder hereunder. This indemnity agreement will be in addition to any liability each Selling Stockholder otherwise may have.

              (c) If any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be brought or asserted against any Underwriter/Selling Stockholder Indemnified Party, with respect to which indemnity may be sought against the Company or a Selling Stockholder pursuant to this Section 10, such Underwriter/Selling Stockholder Indemnified Party shall promptly notify the Company and each Selling Stockholder in writing, and the Company and

         Fund II (in the case of an indemnification obligation under clause (a) hereof) or the applicable Selling Stockholder (in the case of an indemnification obligation under clause (b) hereof) shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Underwriter/Selling Stockholder Indemnified Party and payment of all fees and expenses; provided that the omission so to notify the Company and the Selling Stockholders shall not relieve them from any liability that they may have to any Underwriter/Selling Stockholder Indemnified Party, except to the extent that they have been prejudiced in any material respect by such failure. An Underwriter/Selling Stockholder Indemnified Party shall have the right to employ separate counsel in any such action or proceeding and to assume the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter/Selling Stockholder Indemnified Party unless (i) the employment of such counsel has been authorized in writing by the indemnifying party, (ii) the indemnifying party has failed promptly to assume the defense and employ counsel reasonably satisfactory to the Underwriter/Selling Stockholder Indemnified Party after notice of such action or proceeding has been given to the indemnifying party or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both the Underwriter/Selling Stockholder Indemnified Party and the indemnifying party and such Underwriter/Selling Stockholder Indemnified Party shall have reasonably concluded (upon advice of counsel) that there may be one or more legal defenses available to it that are different from or additional to those available to the indemnifying party such that a conflict of interest exists or would exist in the absence of separate counsel representing the indemnifying party and the Underwriter/Selling Stockholder Indemnified Party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of such Underwriter/Selling Stockholder Indemnified Party), in any of which events such reasonable fees and expenses shall be borne by the indemnifying party and reimbursed as they are incurred. It is understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than two separate firms of attorneys (in addition to any local counsel) at any time for all such Underwriter/Selling Stockholder Indemnified Parties, one of which firms shall be designated in writing by Dillon, Read & Co. Inc. and one of which firms shall be designated by The Marlborough Capital Investment Fund, L.P. and Mellon Ventures, L.P., and that all such fees and expenses shall be reimbursed as they are incurred. No indemnifying party shall be liable for any settlement of any such action effected without the written consent of such indemnifying party (which consent shall not be unreasonably withheld or delayed), but if settled with the written consent of such indemnifying party, or if there is a final judgment with respect thereto, such indemnifying party agrees to indemnify and hold harmless each Underwriter/Selling Stockholder Indemnified Party from and against any loss or liability by reason of such settlement or judgment.

              (d) Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement, any person that controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, each Selling Stockholder and each person that controls such Selling Stockholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (collectively, the "Company/Selling Stockholder Indemnified Parties") to the same extent as the foregoing indemnity from the Company and Fund II to the Underwriter/Selling Stockholder Indemnified Parties, but only with respect to information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use with respect to such Underwriter in the Registration Statement, any Preliminary Prospectus or the Prospectus. In case any action shall be brought against any Company/Selling Stockholder Indemnified Party based on the Registration Statement, any Preliminary Prospectus or the Prospectus and in respect of which indemnity may be sought against any Underwriter pursuant to this Section 10(c), such Underwriter shall have the rights and duties given to the Company and the Selling Stockholders by Section 10(b) (except that if the Company and the Selling Stockholders shall have assumed the defense thereof such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, provided that the fees and expenses of such separate counsel shall be at the expense of such Underwriter), and the Company/Selling Stockholder Indemnified Parties shall have the rights and duties given to the Underwriter/Selling Stockholder Indemnified Parties by Section 10(b).

              (e) If the indemnification provided for in this Section 10 is unavailable to or insufficient to hold harmless any Underwriter/Selling Stockholder Indemnified Party or any Company/Selling Stockholder Indemnified Party, then the party required to indemnify such indemnified party under this Section 10, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, judgments, liabilities and expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, such Selling Stockholder and the Underwriters from the offering of the Shares, or (ii) if the allocation provided by clause
         (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, such Selling Stockholder and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, such Selling Stockholder and the Underwriters shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and each of the Selling Stockholders, respectively, bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and each of the Selling Stockholders and the Underwriters shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, by such Selling Stockholder or by the Underwriters, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, judgments, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

              The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 10(d) were determined by pro rata allocation or by any other method of allocation (even if the Underwriters were treated as one entity for such purpose) that does not take account of the equitable considerations referred to in this Section 10(d). Notwithstanding the provisions of this Section 10(d), no Underwriter/Selling Stockholder Indemnified Party shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten or sold by such

         Underwriter/Selling Stockholder Indemnified Party and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter/Selling Stockholder Indemnified Party otherwise has been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 10 are several in proportion to their respective underwriting commitments and are not joint. The Selling Stockholders' obligations to contribute pursuant to this Section 10 are several in proportion to their respective obligations to sell Shares and are not joint.

              The statements under the caption "Underwriting" in the Prospectus (to the extent such statements relate to an Underwriter) constitute the only information furnished to the Company in writing by such Underwriter expressly for use in the Registration Statement, any Preliminary Prospectus or the Prospectus.

              (f) The indemnity and contribution agreements contained in this
         Section 10 and the representations, warranties and covenants of the Company and the Selling Stockholders contained in this Agreement shall remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter/Selling Stockholder Indemnified Party or by or on behalf of any Company/Selling Stockholder Indemnified Party or any Selling Stockholder, and shall survive any termination of this Agreement or the issuance and delivery of the Shares. Subject to the provisions of Section 10(b) and Section 10(c), the Company, each Selling Stockholder and each Underwriter agree promptly to notify the other of the commencement of any litigation or proceeding against it in connection with the issuance and sale of the Shares or in connection with the Registration Statement or the Prospectus.

              11. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to Dillon, Read & Co. Inc., 535 Madison Avenue, New York, New York 10022,
Attention: Syndicate Department; if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at 406 Mill Avenue SW, New Philadelphia, Ohio 44663, Attention: Chief Financial Officer; and if to the Selling Stockholders, shall be sufficient in all respects, if delivered or sent to the Company at the above address.

              12. Construction. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE SECTION HEADINGS IN THIS AGREEMENT HAVE BEEN INSERTED AS A MATTER OF CONVENIENCE OF REFERENCE AND ARE NOT A PART OF THIS AGREEMENT.

              13. Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Company, the Selling Stockholders, the Underwriter/Selling Stockholder Indemnified Parties and the Company/Selling Stockholder Indemnified Parties, and their respective successors, assigns, executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

              14. Counterparts. This Agreement may be signed by the parties in counterparts which together shall constitute one and the same agreement among the parties.

              If the foregoing correctly sets forth the understanding among the Company, the Selling Stockholders and the Underwriters, please so indicate in the space provided below for such purpose, whereupon this letter and your acceptance shall constitute a binding agreement among the Company, the Selling Stockholders and the Underwriters, severally.

                                       Very truly yours,

                                       GRADALL INDUSTRIES, INC.

                                       By: __________________________
                                       Name:
                                       Title:

                                       THE SELLING STOCKHOLDERS NAMED IN
                                       SCHEDULE B ATTACHED HERETO

                                       By: __________________________
                                           Attorney-in-fact

Accepted and agreed to as of the date
first above written, on behalf of
themselves, McDonald & Company
Securities, Inc. and the other several
Underwriters named in Schedule A

DILLON, READ & CO. INC., as
Managing Underwriter

By:  __________________________
Name:
Title:

                                                                      SCHEDULE A

                                                                   Number of
Underwriter                                                        Firm Shares

Dillon, Read & Co. Inc.
McDonald & Company Securities, Inc.
[Others]

                                                                    --------
                                                              Total ========

                                                                      SCHEDULE B

Name and wire-transfer             Number of Firm          Number of Additional
instructions                      Shares to be Sold         Shares to be Sold
- ---------------------------       ---------------------    --------------------
MLGA Fund II, L.P.                      550,706                  386,514

Mellon Ventures, L.P.                   220,154

The Marlborough Capital                 229,140
Investment Fund, L.P.

Jack D. Rutherford                                                69,243

David T. Shelby                                                   69,243

                                                                      SCHEDULE C

                STOCKHOLDERS WHO HAVE EXECUTED LOCK-UP AGREEMENTS

Barry L. Phillips
David S. Williams
James C. Cahill
Bruce A. Jonker
Joseph H. Keller
Ky Kuehling
Michael Haberman
Matthew Stear
John Arnold
Phillip Keller
The Nippon Credit Bank, Ltd.
Sangwoo Ahn
John A. Morgan
Perry J. Lewis
William C. Ughetta, Jr.
Ira Starr